EXHIBIT 10.31

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and dated as of June 30, 2003, by and among BOYD GAMING CORPORATION, a Nevada corporation (the “Borrower”) and CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as administrative agent and collateral agent (herein, in such capacity, called the “Administrative Agent”), for the commercial lending institutions party to the hereinafter-described Credit Agreement (collectively, the “Lenders”).

RECITALS

A.     The Borrower and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of June 24, 2002, (the “Credit Agreement”), pursuant to which the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

B.     The Borrower and the Lenders desire to further amend certain terms and conditions of the Credit Agreement pursuant to this Amendment.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

AGREEMENT

1.      The Credit Agreement is hereby amended as follows:

a.      Section 7.2.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 7.2.6 Restricted Payments.

(a)  Neither the Borrower nor any of its Subsidiaries shall purchase, or defease or redeem the Senior Notes or any Subordinated Debt; provided, however, that (i) the Borrower may make such purchases or redemptions of the Senior Notes due 2003 if both before and after giving effect thereto, there shall not exist a Default or an Event of Default, and (ii) the Borrower may make such purchases or redemptions of the Senior Notes due 2009 or any Subordinated Debt if (A) both before and after giving effect thereto, there shall not exist a Default or an Event of Default, and (B) the aggregate amount of such purchases or redemptions (exclusive of any refinancing of the Senior Notes due 2009 or any Subordinated Debt from the proceeds of a Permitted Subordinated Debt Issuance) in any Fiscal Year commencing on or after January 1, 2003, together with any amounts declared and made under Section 7.2.6(b) during such Fiscal Year, does not exceed $25,000,000 and provided, further that the Borrower may, after prior written notice to the Lenders, redeem, purchase or defease any Senior Notes or Subordinated Debt that any Gaming Board has ordered so purchased, redeemed or defeased.

(b)  The Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or apply, or permit any of its Subsidiaries to apply, any of its funds or assets to the purchase or redemption of any shares of Capital Stock of the Borrower unless (i) both before and after giving effect to any such dividend, distribution, purchase or redemption, there shall not exist a Default or an Event of Default and (ii) the aggregate amount of such dividends or distributions declared and purchases or redemptions made in any Fiscal Year commencing on or after January 1, 2003, together with any amounts first paid or committed (without duplication) under Section 7.2.6(a) during such Fiscal Year, does not exceed $25,000,000; provided, that the Borrower may, after prior written notice to the Lenders, purchase or redeem any shares of its Capital Stock that any Gaming Board has ordered so purchased or redeemed.

(c)  Except to the extent permitted by clause (a) above, the Borrower will not, and will not permit any of its Subsidiaries to make any payment or prepayment of Subordinated Debt on any day other than the stated scheduled date for such payment set forth in the Subordinated Debt.

2.      Effective Date.  This Amendment shall be effective on the date on which:

a.      This Amendment shall have been executed by the Borrower and the Majority Lenders; and

b.      The Agent shall have received executed acknowledgment and reaffirmations, substantially in the form set forth in Exhibit A hereto, duly executed by each of the Guarantors.

3.      Representations and Warranties.  The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

a.      The Borrower has the power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the Borrower. The Credit Agreement (as amended by this Amendment) and the other Loan Documents to which the Borrower is party constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors’ rights generally, and general principles of equity.

b.      At and as of the date of execution hereof and at and as of the effective date of this Amendment and after giving effect to this Amendment: (1) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all respects, and (2) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4.      Reaffirmation of Credit Agreement.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit

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Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

5.      Reaffirmation of Loan Documents.  The Borrower hereby further affirms and agrees that (a) the execution and delivery by the Borrower of and the performance of its obligations under the Credit Agreement, as amended by this Amendment, shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Borrower or the rights of the Agent or the Lenders under any of the Loan Documents or any other document or instrument made or given by the Borrower in connection therewith, and (b) the term “Obligations” as used in the Loan Documents includes, without limitation, the Obligations of the Borrower under the Credit Agreement as amended by this Amendment.

6.      Miscellaneous Provisions.

a.      Survival.  The provisions of this Amendment shall survive to the extent provided in Section 10.5 of the Credit Agreement.

b.      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF NEVADA.

c.      Counterparts.  This Amendment may be executed in any number of counterparts, all of which together shall constituted one agreement.

d.      No Other Amendment.  Except as expressly amended herein, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements relating thereto or executed in connection therewith shall remain in full force and effect as currently written.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on July 31, 2003.

BOYD GAMING CORPORATION

By:	/s/ ELLIS LANDAU
Title:	Executive Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By:	/s/ PAUL J. CHAKMAK
Name: Title:	Paul J. Chakmak Managing Director, CIBC World Markets Corp., AS AGENT

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EXHIBIT A to First Amendment to Second

Amended and Restated Credit Agreement

June 30, 2003

The parties listed on

the signature pages hereof

c/o Boyd Gaming Corporation

2950 South Industrial Road

Las Vegas, Nevada 89109

Attention: Chief Financial Officer

Re:	Boyd Gaming Corporation

Gentlemen:

Please refer to (1) the Second Amended and Restated Credit Agreement, dated as of June 24, 2002 (the “Credit Agreement”), by and among Boyd Gaming Corporation, as the Borrower, the commercial lending institutions party thereto (collectively, the “Lenders”), Canadian Imperial Bank of Commerce (“CIBC”), as Administrative Agent and collateral agent for the Lenders (herein, in such capacity, called the “Administrative Agent”) (the Lenders and the Agent herein are collectively called the “Beneficiaries”) and (2) the Second Amended and Restated General Continuing Guaranty, dated as of June 24, 2002 (the “Guaranty”) to which each of you is now a party in favor of the Agent for the Beneficiaries. Pursuant to an amendment dated of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

	By:	/s/ PAUL J. CHAKMAK
	Name: Title:	Paul J. Chakmak Managing Director CIBC World Markets Corp., AS AGENT

Acknowledged and Agreed:	MARE-BEAR, INC., a Nevada corporation

	By:	/s/ ELLIS LANDAU
	Title:	Sr. VP, Treasurer and Chief Financial Officer

SAM-WILL, INC., a Nevada corporation

	By:	/s/ ELLIS LANDAU
	Title:	Sr. VP, Treasurer and Chief Financial Officer

BOYD TUNICA, INC., a Mississippi corporation

	By:	/s/ ELLIS LANDAU
	Title:	Sr. VP, Treasurer and Chief Financial Officer

CALIFORNIA HOTEL AND CASINO, a Nevada corporation

	By:	/s/ ELLIS LANDAU
	Title:	Sr. VP, Treasurer and Chief Financial Officer

CALIFORNIA HOTEL FINANCE CORPORATION, a Nevada corporation

	By:	/s/ ELLIS LANDAU
	Title:	Vice President, Treasurer and Chief Financial Officer

BOYD ATLANTIC CITY, INC., a New Jersey corporation

By:	/s/ ELLIS LANDAU
Title:	Vice President, Treasurer and Chief Financial Officer

ELDORADO, INC., a Nevada corporation

By:	/s/ ELLIS LANDAU
Title:	Sr. VP, Treasurer and Chief Financial Officer

PAR-A-DICE GAMING CORPORATION, an Illinois corporation

By:	/s/ ELLIS LANDAU
Title:	Vice President, Treasurer and Chief Financial Officer

BOYD KENNER, INC., a Louisiana corporation

By:	/s/ ELLIS LANDAU
Title:	Sr. VP, Treasurer and Chief Financial Officer

BOYD LOUISIANA L.L.C., a Nevada limited liability company

By:	/s/ WILLIAM S. BOYD
Title:	Manager

M.S.W., INC., a Nevada corporation

By:	/s/ ELLIS LANDAU
Title:	Sr. VP, Treasurer and Chief Financial Officer

TREASURE CHEST CASINO, L.L.C., a Louisiana limited liability company

By:	Boyd Kenner, Inc., Managing Agent

By:	/s/ ELLIS LANDAU
Title:	Sr. VP, Treasurer and Chief Financial Officer

BLUE CHIP CASINO, LLC, an Indiana limited liability company By: Boyd Indiana, Inc., an Indiana corporation, its sole member

By:	/s/ ELLIS LANDAU
Title:	Sr. VP, Treasurer and Chief Financial Officer

BOYD INDIANA, INC., an Indiana corporation

By:	/s/ ELLIS LANDAU
Title:	Sr. VP, Treasurer and Chief Financial Officer

BOYD LOUISIANA RACING, INC., a Louisiana corporation

By:	/s/ ELLIS LANDAU
Title:	Sr. VP, Treasurer and Chief Financial Officer

BOYD RACING, L.L.C., .a Louisiana limited liability company

By:	/s/ WILLIAM S. BOYD
Title:	Manager

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